                                                                   EXHIBIT 10.15

               Flextronics International Manufacturing Contract

This Manufacturing Agreement ("Agreement") is entered into this 3rd day of November, 1998 by and between Replay Networks having its place of business at 1003 Ewell Court, Palo Alto, California 94303 ("Replay Networks") and Flextronics International USA, Inc., 2090 Fortune Drive, San Jose, CA 95131 ("Flextronics").

Replay Networks has created a market for Replay Networks' Products and is solely responsible for the sales and marketing of the Products. Flextronics has developed processes and practices for manufacturing products for many different electronic applications and at Replay Networks' request desires to manufacture Replay Networks' Products in accordance with Replay Networks' specifications. Replay Networks acknowledges that Flextronics' expertise is manufacturing and that Flextronics' responsibility related to the Replay Networks' Products is limited to this extent. The parties agree as follows:

1.0  WORK LICENSE

Flextronics agrees to use reasonable commercial efforts to perform the work (hereinafter "Work") pursuant to purchase orders or changes thereto issued by Replay Networks and accepted by Flextronics. Work shall mean to procure components, materials, equipment and other supplies and to manufacture, assemble, test, and products (hereinafter "Products") pursuant to detailed written specifications for each such Product which are provided by Replay Networks and accepted by Flextronics and to deliver such Products. For each Product or revision thereof, written specifications shall include but are not limited to bill of materials, schematics, assembly drawings, process documentation, test specifications, current revision number, and approved vendor list (hereinafter "Specifications") as attached hereto.

Flextronics is granted by Replay Networks a non-exclusive license during the term of this Agreement to use all of Replay Networks' patents, trade secrets and other intellectual property required to perform Flextronics' obligations under this Agreement.

2.0  FORECASTS, ORDERS, MATERIAL PROCUREMENT

2.1 Forecast. Replay Networks shall provide Flextronics, on a [***] basis, a rolling [***] Product order forecast.

2.2 Purchase Orders. Replay Networks will issue written purchase orders [***] per calendar [***] which specify all Work to be completed within a minimum [***] period commencing on the date of the purchase order. Each purchase order shall reference this Agreement, and the applicable written Specifications as described in Section 1.0. Purchase orders shall normally be deemed accepted by Flextronics, provided however that Flextronics may reject any order that represents a significant deviation from Replay Networks' historical ordering volumes or shipment dates. Flextronics shall notify Replay Networks of rejection of any purchase order within [***] working days of receipt of such order.

Replay Networks may use its standard purchase order form to release items, quantities, prices, schedules, change notices, specifications, or other notice provided for hereunder. The parties agree that the terms and conditions contained in this Agreement shall prevail over any terms and conditions of any purchase order, acknowledgment form or other instrument.

2.3 Material Procurement. Replay Networks' accepted purchase orders will constitute authorization for Flextronics to procure, using standard purchasing practices, the components, materials and supplies necessary for the manufacture of Products ("Inventory") covered by such purchase orders.

In addition, Replay Networks authorizes Flextronics to purchase, in amounts beyond the amount necessary to fill accepted purchase orders, the components, materials, and supplies: (i) with lead times greater than [***] days at the time the order is placed ("Long Lead Time Components") plus [***] to account for the order, shipment, receipt and manufacturing time and, (ii) purchased in quantities above the required amount in order to achieve price targets ("Economic Order Inventory"), and (iii) purchased in excess of requirements because of minimum lot sizes available from manufacturers ("Minimum Order Inventory"). Together these are called "Special Inventory".

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[***] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Flextronics may purchase Long Lead Time Components sufficient to meet all deliveries under the purchase orders and Product forecast in effect at the time the order with the supplier is placed, and may reasonably purchase Minimum Order Inventory even if greater than the amount necessary to meet purchase orders and Product forecast. Economic Order Inventory shall be purchased by Flextronics only with the prior approval of Replay Networks. Flextronics may, from time to time, hold Long Lead Time Components and finished goods in inventory to increase Replay Networks flexibility. The components and quantities of all such inventory will be documented in a separate letter and signed by both Flextronics and Replay Networks.

Replay Networks will be responsible for all Inventory and Special Inventory purchased by Flextronics under this Section 2.1 under the conditions provided elsewhere in this Agreement.

3.0  SHIPMENTS,  SCHEDULE CHANGE, CANCELLATION

3.1  Shipments.  All Products delivered pursuant to the terms of this Agreement
     ---------
shall be suitably packed for shipment in accordance with Replay Networks' Specifications, marked for shipment to Replay Networks' destination specified in the applicable purchase order and delivered.. Shipment will be F.O.B. Flextronics' facility at which time risk of loss and title will pass to Replay Networks. All freight, insurance and other shipping expenses, as well as any special packing expenses not included in the original price quotation for the Products, will be paid by Replay Networks.

3.2  Quantity Increases and Shipment Schedule Changes.  For any accepted
     ------------------------------------------------
purchase order, Replay Networks may (i) increase the quantity of Products or
(ii) reschedule the quantity of Products and their shipment date as provided in the table below:

   Maximum Allowable Variance From Purchase Order Quantities/Shipment Dates
   ------------------------------------------------------------------------

   # of days before     Allowable   Maximum     Maximum
   Shipment Date        Quantity    Reschedule  Reschedule
   on Purchase Order    Increases   Quantity    Period
   -----------------    ---------   ----------  ----------
   [***]                [***]       [***]       [***]
   [***]                [***]       [***]       [***]
   [***]                [***]       [***]       [***]
   [***]                [***]       [***]       [***]


Any purchase order quantities increased or rescheduled pursuant to this Section may not be subsequently increased or rescheduled without the prior written approval of Flextronics. All other changes in quantity or shipment date require Flextronics' prior written consent and shall be subject to an inventory carrying charge of [***] per month for finished Product, and Inventory and Special Inventory procured to support the original schedule. Allowable quantity increases are subject to material availability. Flextronics will use reasonable commercial efforts to meet quantity increases. If there are extra costs to meet a schedule increase in excess of the above limits, Flextronics will inform Replay Networks for its approval in advance.

3.3  Cancellation.  Replay Networks may not cancel any portion of Product
     ------------
quantity of an accepted purchase order without Flextronics' prior written approval, not to be unreasonably withheld. If the parties agree upon a cancellation, Replay Networks will pay Flextronics for Products, Inventory, and Special Inventory affected by the cancellation as follows: (i) [***] of the contract price for all finished Products in Flextronics' possession, (ii) [***] of the cost of all Inventory and Special Inventory in Flextronics' possession and not returnable to the vendor or usable for other Replay Networkss, whether in raw form or work in process, less the salvage value thereof, (iii) [***] of the cost of all Inventory and Special Inventory on order and not cancelable,
(iv) [***] vendor cancellation charges incurred with respect to Inventory and Special Inventory accepted for cancellation or return by the vendor, and (v) expenses incurred by Flextronics related to labor and equipment specifically put in place to support Replay Networks' purchase orders.

Flextronics will use reasonable commercial efforts to return unused Inventory and Special Inventory and to cancel pending orders for such inventory, and to otherwise mitigate the amounts payable by Replay Networks.

[***] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

If the forecast for any period is less than the previous forecast supplied over the same period, that amount will be considered canceled and Replay Networks will be responsible for any Special Inventory as set forth in the specific letter described in Section 2.3.

4.0  ENGINEERING CHANGES

Replay Networks may request, in writing, that Flextronics incorporate engineering changes into the Product. Such request will include a description of the proposed engineering change sufficient to permit Flextronics to evaluate its feasibility and cost. Flextronics' evaluation shall be in writing and shall state the costs and time of implementation and the impact on the delivery schedule and pricing of the Product. Flextronics will not be obligated to proceed with the engineering change until the parties have agreed upon the changes to the Product's Specifications, delivery schedule and Product pricing and upon the implementation costs to be borne by the Replay Networks including, without limitation, the cost of Inventory and Special Inventory on-hand and on-order that becomes obsolete.

5.0  TOOLING, NON-RECURRING EXPENSES, SOFTWARE

Flextronics shall provide non-Product specific tooling at its expense. Replay Networks shall pay for or obtain and consign to Flextronics any Product specific tooling and other reasonably necessary non-recurring expenses, to be set forth in Flextronics' quotation. All software which Replay Networks provides to Flextronics is and shall remain the property of Replay Networks. Replay Networks grants Flextronics a license to copy, modify and use such software required to perform Flextronics' obligations under this Agreement. All software developed by Flextronics to support the process tooling or otherwise shall be and remain the property of Flextronics.

6.0  PRODUCT ACCEPTANCE AND WARRANTIES

6.1  Product Acceptance.  Flextronics will build, inspect and test Products for
     ------------------
Replay Networks and deliver them to Replay's on-site Product Inventory Storage Area at which time title will pass. Flextronics will provide a certificate of conformance that the products meet the parties joint Product acceptance criteria. Replay Networks will have [***] days after shipment of the Product to review the report and come to Flextronics to audit the Product. If no audit is performed within the [***] days the Product will be deemed accepted.

Products shipped to a location other than the on-site Replay Product Inventory Storage area will be inspected and tested as required by Replay Networks within [***] days of receipt. If Products are found to be defective in material or workmanship, Replay Networks has the right to reject such Products during said period. Products not rejected during said period will be deemed accepted. Replay Networks may return defective Products, freight collect, after obtaining a return material authorization number from Flextronics to be displayed on the shipping container and completing a failure report. Rejected Products will be promptly repaired or replaced, at Flextronics' option, and returned freight pre-paid. If the Product is source inspected by Replay Networks prior to shipment, Replay Networks will inspect goods within [***] days of its request date.

6.2  Express Limited Warranty.  Flextronics warrants that the Products will
     ------------------------
conform to Replay Networks' applicable Specifications and will be free from defects in workmanship for a period of [***] days from the date of shipment. Materials are warranted to the same extent that the original manufacturer warrants the materials. This express limited warranty does not apply to (a) materials consigned or supplied by Replay Networks to Flextronics; (b) defects resulting from Replay Networks' design of the Products; (c) any other defects; or (d) Product that has been abused, damaged, altered or misused by any person or entity after title passes to Replay Networks. With respect to first articles, prototypes, pre-production units, test units or other similar Products, Flextronics makes no representations or warranties whatsoever. Notwithstanding anything else in this Agreement, Flextronics assumes no liability for or obligation related to the performance, accuracy, specifications, failure to meet specifications or defects of or due to tooling, designs or instructions produced or supplied by Replay Networks and Replay Networks shall be liable for costs or expenses incurred by Flextronics related thereto. Upon any failure of a Product to comply with the above warranty, Flextronics' sole obligation, and Replay Networks' sole remedy, is for Flextronics, at its option, to promptly repair or replace such unit and return it to Replay Networks freight collect. Replay Networks shall return Products covered by the warranty freight pre-paid after completing a failure report and obtaining a return material authorization number from Flextronics to be displayed on the shipping container.

FLEXTRONICS MAKES NO OTHER WARRANTIES OR CONDITIONS ON THE PRODUCTS, EXPRESS, IMPLIED, STATUTORY, OR IN ANY OTHER PROVISION OF THIS AGREEMENT OR COMMUNICATION WITH

[***] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

REPLAY NETWORKS, AND FLEXTRONICS SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OR CONDITION OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

7.0  PAYMENT TERMS, ADDITIONAL COSTS AND PRICE CHANGES

7.1  Price and Payment Terms.  The price for Products to be manufactured will be
     -----------------------
set from time to time through purchase orders issued by Replay Networks and accepted by Flextronics. All prices quoted are exclusive of federal, state and local excise, sales, use and similar taxes, and any duties, and Replay Networks shall be responsible for all such items. Payment for any Products, services or other costs to be paid by Replay Networks hereunder is due [***] days net from the date of invoice and shall be made in lawful U.S. currency. Replay Networks agrees to pay [***] monthly interest on all late payments. Furthermore, if Replay Networks is late with payments, or Flextronics has reasonable cause to believe Replay Networks may not be able to pay, Flextronics may require prepayment or delay shipments or suspend work until assurances of payment satisfactory to Flextronics are received.

7.2  Letter of Credit.  Upon Flextronics' request at any time during the term of
     ----------------
this Agreement, Replay Networks agrees to obtain and maintain a stand-by letter of credit (LOC) to minimize the financial risk to Flextronics for its performance of Work under this Agreement. The LOC shall be for a minimum period of time of [***] and shall be for a total amount which is equal to [***]. The calculation shall be based upon the forecast provided by Replay Networks pursuant to Section 2.1. The draw-down procedures under the LOC shall be determined solely by Flextronics. Flextronics will, in good faith, review Replay Networks' creditworthiness periodically and may provide more favorable terms once it feels it is prudent to do so. Replay Networks agrees to provide all necessary financial information required for Flextronics to make a proper assessment of creditworthiness.

7.3  Additional Costs.  Replay Networks is responsible for [***]. Replay
     ----------------
Networks caused delays as a result of consigned inventory will result in a special charge to the Replay Networks of [***] of the sales price of the

Product for each month, or part thereof, delayed.

7.4  Price Changes.   The price of Products to Replay Networks may be increased
     -------------
by Flextronics if (a) the market price of fuels, materials, raw materials, equipment, labor and other production costs, increase beyond normal variations in pricing as demonstrated by Flextronics, and (b) the parties agree to the increase after good faith negotiation.

7.5  Cost Reductions.  Flextronics agrees to seek ways to reduce the cost of
     ---------------
manufacturing Products by methods such as elimination of components, obtaining alternate sources of materials, redefinition of Specifications, and improved assembly or test methods. Upon implementation of such ways which have been initiated by Flextronics, Flextronics will receive [***] of the demonstrated cost reduction. Replay Networks will receive [***] of the demonstrated cost reduction upon implementation of such ways initiated by Replay Networks. Replay Networks and Flextronics will review costs on a quarterly basis.

8.0  TERM AND TERMINATION

8.1  Term.  The term of this Agreement shall commence on the date hereof above
     ----
and shall continue for [***] thereafter until terminated as provided in Section
8.2 or 10.9. After the expiration of the initial term hereunder (unless this Agreement has been terminated) this Agreement shall be automatically renewed for separate but successive one-year terms.

8.2  Termination.  This Agreement may be terminated by either party (a) for any
     -----------
reason upon [***] days written notice to the other party, or (b) if the other party defaults in any payment to the terminating party and such default continues without a cure for a period of [***] days after the delivery of written notice thereof by the terminating party to the other party, or (c) if the other party defaults in the performance of any other material term

[***] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

or condition of this Agreement and such default continues unremedied for a period of [***] days after the delivery of written notice thereof by the terminating party to the other party. Termination of this Agreement for any reason shall not affect the obligations of either party which exist as of the date of termination. Upon termination for any reason whatsoever, Replay Networks shall be responsible for the finished Products, Inventory, and Special Inventory in existence at the date of termination in the same manner as for cancellations as set forth in Section 3.3. Notwithstanding termination of this Agreement, Sections 6.2, 9.0, and 10.1 shall survive said termination.

9.0  LIABILITY  LIMITATION

9.1  Patents, Copyrights, Trade Secrets, Other Proprietary Rights.  Replay
     ------------------------------------------------------------
Networks shall defend, indemnify and hold harmless Flextronics from all claims, costs, damages, judgments and attorney's fees resulting from or arising out of any alleged and/or actual infringement or other violation of any patents, patent rights, trademarks, trademark rights, trade names, trade name rights, copyrights, trade secrets, proprietary rights and processes or other such rights related to the Products. Flextronics shall promptly notify Replay Networks in writing of the initiation of any such claims.

THE FOREGOING STATES THE ENTIRE LIABILITY OF THE PARTIES TO EACH OTHER CONCERNING INFRINGEMENT OF PATENT, COPYRIGHT, TRADE SECRET OR OTHER INTELLECTUAL PROPERTY RIGHTS.

9.2  Product Liability.  Replay Networks agrees that, if notified promptly in
     -----------------
writing and given sole control of the defense and all related settlement negotiations, it will defend Flextronics from any claim or action and will hold Flextronics harmless from any loss, damage or injury, including death, which arises from any alleged defect of any Products. Replay Networks shall name Flextronics as an additional insured under Replay Networks' product liability policies for any Products.

9.3  No Other Liability.  EXCEPT FOR THE EXPRESS WARRANTIES CREATED UNDER THIS
     ------------------
AGREEMENT AND EXCEPT AS SET FORTH OTHERWISE IN THIS AGREEMENT, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES OF ANY KIND OR NATURE ARISING OUT OF THIS AGREEMENT OR THE SALE OF PRODUCTS, WHETHER SUCH LIABILITY IS ASSERTED ON THE BASIS OF CONTRACT, TORT (INCLUDING THE POSSIBILITY OF NEGLIGENCE OR STRICT LIABILITY), OR OTHERWISE, EVEN IF THE PARTY HAS BEEN WARNED OF THE POSSIBILITY OF ANY SUCH LOSS OR DAMAGE, AND EVEN IF ANY OF THE LIMITED REMEDIES IN THIS AGREEMENT FAIL OF THEIR ESSENTIAL PURPOSE.

10.0 MISCELLANEOUS

10.1 Confidentiality.  All written information and data exchanged between the
     ---------------
parties for the purpose of enabling Flextronics to manufacture and deliver Products under this Agreement that is marked "Confidential" or the like, shall be deemed to be Confidential Information. The party which receives such Confidential Information agrees not to disclose it directly or indirectly to any third party without the prior written consent of the disclosing party. Confidential Information disclosed pursuant to this Agreement shall be maintained confidential for a period of [***] after the disclosure thereof.

10.2 Entire Agreement.  This Agreement constitutes the entire agreement between
     ----------------
the Parties with respect to the transactions contemplated hereby and supersedes all prior agreements and understandings between the parties relating to such transactions. Replay Networks shall hold the existence and terms of this Agreement confidential, unless it obtains Flextronics' express written consent otherwise. In all respects, this Agreement shall govern, and any other documents including, without limitation, preprinted terms and conditions on Replay Networks' purchase orders shall be of no effect.

10.3 Amendments.  This Agreement may be amended only by written consent of both
     ----------
parties.

10.4 Independent Contractor.  Neither party shall, for any purpose, be deemed to
     ----------------------
be an agent of the other party and the relationship between the parties shall only be that of independent contractors. Neither party shall have any right or authority to assume or create any obligations or to make any representations or warranties on behalf of any other party, whether express or implied, or to bind the other party in any respect whatsoever.

[***] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

10.5 Expenses.  In the event a dispute between the parties hereunder with
     --------
respect to this Agreement must be resolved by litigation or other proceeding or a party must engage an attorney to enforce its right hereunder, the prevailing party shall be entitled to receive reimbursement for all associated reasonable costs and expenses (including, without limitation, attorneys fees) from the other party.

10.6 Security Interest.  Until the purchase price and all other charges payable
     -----------------
to Flextronics hereunder have been received in full, Flextronics hereby retains and Replay Networks hereby grants to Flextronics a security interest in the Products delivered to Replay Networks and any proceeds therefrom up to the total amounts owed to Flextronics. Replay Networks agrees to promptly execute any documents requested by Flextronics to perfect and protect such security interest.

10.7 Governing Law.  This Agreement shall be governed by and construed under the
     -------------
laws of the State of California, excluding its choice of law principles. The parties consent to the exclusive jurisdiction of the state and Federal courts in Santa Clara County, California.

10.8 Successors, Assignment.  This Agreements shall be binding upon and inure to
     ----------------------
the benefit of the parties hereto and their respective successors, assigns and legal representatives. Neither party shall have the right to assign or otherwise transfer its rights or obligations under this Agreement except with the prior written consent of the other party, not to be unreasonably withheld.

10.9 Force Majeure.  In the event that either party is prevented from
     -------------
performing or is unable to perform any of its obligations under this Agreement (other than a payment obligation) due to any Act of God, fire, casualty, flood, earthquake, war, strike, lockout, epidemic, destruction of production facilities, riot, insurrection, material unavailability, or any other cause beyond the reasonable control of the party invoking this section, and if such party shall have used its commercially reasonable efforts to mitigate its effects, such party shall give prompt written notice to the other party, its performance shall be excused, and the time for the performance shall be extended for the period of delay or inability to perform due to such occurrences. Regardless of the excuse of Force Majeure, if such party is not able to perform within [***] days after such event, the other party may terminate the Agreement. Termination of this Agreement shall not affect the obligations of either party which exist as of the date of termination.

ACCEPTED AND AGREED TO:

REPLAY NETWORKS:                   FLEXTRONICS INTERNATIONAL USA, INC.:

      /s/ Anthony Wood                   /s/ Michael McNamara
----------------------------       ------------------------------------
By:    Anthony Wood                By:    Michael McNamara
   -------------------------          ---------------------------------
Title: CEO                         Title: President
      ----------------------             ------------------------------

[***] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.